UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018 (November 7, 2018)

GUIDED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22179	58-2029543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5835 Peachtree Corners East, Suite B

Norcross, Georgia 30092

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

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Item 5.03	Amendments to Articles of Incorporation or Bylaws, Change of Fiscal Year

On November 7, 2018, Guided Therapeutics, Inc., a Delaware corporation (the “Company”) filed with the Secretary of State of Delaware, a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate”) to increase the Company’s authorized common stock, par value $0.001 per share, from 1,000,000,000 shares to 3,000,000,000 shares. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Title of Document

3.1	Certificate of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

Date: November 14, 2018	By: /s/ Gene S. Cartwright, Ph.D.
Name: Gene S. Cartwright, Ph.D.
Title: President, Chief Executive Officer and Director

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